Teladoc HEALTH

Enabling, delivering and empowering global access to whole-person care

Jason Gorevic, CEO

39th Annual J.P. Morgan Healthcare Conference

January 2021

Safe Harbor

- This presentation contains, and our officers may make, "forward-looking" statements that are based on our management's beliefs and assumptions and on information currently available to management. These forward-looking statements include, without limitation, information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies. These statements often include words such as "anticipate," "expect," "suggest," "plan," "believe," "intend," "estimate," "target," "project," "should," "could," "would," "may," "will," "forecast," and other similar expressions.
- Forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. These statements are based on certain assumptions that we have made in light of our experience in the industry and our perception of historical trends, current conditions, expected future developments, and other factors we believe are appropriate under the circumstances as of the date hereof. These and other important factors may cause our actual results, performance, or achievements to differ materially from those expressed or implied by these forward-looking statements. Such risks and other factors that may impact management's beliefs and assumptions are more particularly described in our filings with the U.S. Securities and Exchange Commission (the "SEC"), including under "Item 1A.—Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2019, and under similar headings in our subsequently filed Quarterly Reports on Form 10-Q, and could cause our results to differ materially from those expressed in forward-looking statements. As a result, we cannot guarantee future results, outcomes, levels of activity, performance, developments, or achievements, and there can be no assurance that our expectations, intentions, anticipations, beliefs, or projections will result or be achieved or accomplished. The forward-looking statements in this presentation are made only as of the date hereof. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.
- This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates.
- This presentation may include certain non-GAAP financial measures as defined by SEC rules. We believe that the presentation of such non-GAAP financial measures enhances an investor's understanding of our financial performance. We use certain non-GAAP financial measures for business planning purposes and in measuring our performance relative to that of our competitors. For additional information regarding these non-GAAP financial measures, including reconciliations to the most directly comparable financial measure calculated according to GAAP, refer to our Annual Report on Form 10-K for the year ended December 31, 2019 and any subsequently filed Quarterly Reports on Form 10-Q. We have not reconciled Adjusted EBITDA guidance to U.S. GAAP net income (loss) because we do not provide guidance on U.S. GAAP net income (loss) or the reconciling items between Adjusted EBITDA and U.S. GAAP net income (loss) as a result of the uncertainty regarding, and the potential variability of, certain of these items, the effect of which may be significant. Accordingly, a reconciliation of the non-GAAP financial measure guidance to the corresponding U.S. GAAP measure is not available without unreasonable effort.

Teladoc HEALTH

Our mission is to empower all people everywhere to live their healthiest lives by transforming the healthcare experience.

Investment highlights

- Consistent track record of revenue growth and margin improvement
- Unmatched combination of expertise & advanced technology across the continuum of care
- Advanced data and analytics driving superior outcomes
- Global leader across distribution channels
- Multiple levers for growth

Teladoc Health shows a consistent track record of robust growth

Revenue($ millions)


$123m
$233m
$418m
$553m
$1,091 to $1,093m
2016
2017
2018
2019
2020E
>70% CAGR
>80% recurring revenue

Members & Visits (millions)[1]


Visits
Paid Membership
12.1m
19.6m
22.8m
36.7m
50 to 51m
1.0m
1.5m
2.6m
4.1m
10.6m
2016
2017
2018
2019
2020E
>40% CAGR
>80% CAGR

Adj. EBITDA ($ millions)[2]


-$40m
-$13m
$13m
$32m
$110 to $113m
2016
2017
2018
2019
2020E

Operating cash flow ($ millions)


-$52m
-$34m
-$5m
$30m
$61m
2016
2017
2018
2019
YTD 3Q20

1. Excludes 22m VPO populations.
2. See adjusted EBITDA reconciliation immediately following this presentation.

Teladoc HEALTH

Teladoc Health is the global leader in comprehensive virtual care

Virtual Care Delivery



70M+	U.S. lives with access to legacy Teladoc Health solutions
10.6M	Visits delivered by Teladoc Health clinicians & therapists in 2020
>40%	Fortune 500 companies using Teladoc Health

+

Provider Enablement



11K+	Care locations as of 4Q20
3.5M+	Visits enabled by Teladoc platform solutions in 2020
~600	Health system clients

+

Chronic Care Empowerment



540K+	People with chronic conditions served as of 3Q20
1B+	Member data points
<25%	Overlap between Livongo and Teladoc membership

Teladoc HEALTH

Teladoc Health - A trusted destination for whole-person health

For whatever healthcare need a consumer has...



Such as…

I want a better way to access primary care

My doctor told me to get surgery – do I need it?

My blood pressure is out of control… I need help

I need help managing my stress and anxiety

I want to easily connect with my doctor online

I want to lose weight and have more energy

I have a fever of 101.3

I need a referral to a cardiologist

Teladoc Health - A trusted destination for whole-person health

For whatever healthcare need a consumer has...



Such as...

- I want a better way to access primary care
- My doctor told me to get surgery – do I need it?
- ***My blood pressure is out of control... I need help***
- I need help managing my stress and anxiety
- I want to easily connect with my doctor online
- I want to lose weight and have more energy
- I have a fever of 101.3
- I need a referral to a cardiologist

Across any site of care...

- Hospital
- Physician's office
- On-the-go
- At work
- Home

Teladoc Health - A trusted partner and destination for health

For whatever healthcare need a consumer has...



Across any site of care...

The right level of support...

- BEHAVIORAL NUDGES
- SELF-SERVICE
- DIGITAL THERAPEUTICS
- PRIMARY CARE PHYSICIANS
- COACHES, NURSES, THERAPISTS
- SPECIALISTS
- REFERRALS

Only connected virtual care system serving the full healthcare needs of consumers, payors and providers



The Teladoc Health Experience

Delivers whole-person care through our care providers

Empowers consumers with tools and insights

Enables our clients to offer their best care to their patients

Uniquely positioned to win

Technology & data at scale ***delivering actionable insights***

Distribution & Engagement ***driving industry-leading utilization***

Clinical expertise & experiences ***ensuring superior outcomes***

Category-defining capabilities


Resilient, technology-enabled operations at scale
Unmatched data scale & data science capabilities
Leading enterprise telehealth platforms
Teladoc HEALTH
Global leader across distribution channels
Leading, trusted consumer brands
Best-in-class engagement, behavior change
Proprietary one-to-many care delivery model and network
Broadest set of virtual clinical services
Purpose-built digital, integrated experiences

Unrivaled suite of solutions to power Whole-person Health



Care Coordination
Wellness & Prevention
Complex Care
Primary Care
Behavior change
Consumer data
Smart engagement
Analytics & insights
Chronic Care
Mental Health Care
Specialty Care
Acute Care
Multiple delivery modalities
Self-directed
Virtual provider
Coaching
Referrals to in-person care

Teladoc HEALTH

Our data-driven, personalized healthcare delivers real results



Aggregate
Apply
Interpret
Iterate

Driving better outcomes for…

Members

- **Empowered health decisions,** delivering 25,000 personalized health nudges every day
- **Satisfaction –** NPS[1] of 60+

Care Providers

- **Better clinical treatment decisions** through data and personalized insights
- **Stepped-care model enablement,** with providers practicing at top-of-license

Clients

- **Engagement,** leading to 30%+ enrollment in chronic condition solutions[2]
- **Cost-of-care savings** as high as $1,908 PPPY for individuals with diabetes[3]

1. Reflects net promoter score across Teladoc Health products and services
2. Reflects average enrollment of recruitable individuals for Livongo for Diabetes clients 12 months following initial launch
3. $129 in medical savings per month plus supply cost savings (assumed to be $1 per test strip, used once per day)

Teladoc HEALTH

We are the leader across the global healthcare market

Employers	Health plans	Global insurers & financial services	Direct to consumer	Hospitals & health systems
				
>40% of Fortune 500	**50+** US health plan clients	**~70** global insurers & financial services firms	**Leading** mental health platform, CVS retail partnership	**11,000+** care locations

Across channels, Teladoc Health provided and enabled over **14M[1] visits** in 2020

1. Includes 10.6m visits provided by Teladoc Health network of clinicians and over 3.5m visits enabled by Teladoc Health platform solutions

Teladoc HEALTH

Covering the full spectrum of care with an unmatched integrated model



Technology enablement
Acute
Integrated delivery
EHR vendors
Video service providers
Next-gen primary care
Teladoc HEALTH
Software
Clinical services
Remote monitoring
Traditional telehealth
Chronic care point solutions
Data capture
Chronic
Focused models

Driving growth through multiple reinforcing levers

Growing into a $250B[1] U.S. virtual care market opportunity


More Members
+
More Products
+
More Utilization
+
Expanded Revenue Models
Total Revenue

1. "Telehealth: A quarter-trillion-dollar post-COVID-19 reality?", McKinsey & Company, May 29, 2020

2020 bookings position us for a strong 2021

2020 global selling season

- Bookings up over 35% year-over-year[1]
- Multi-product bookings 2/3rds of new deals[1]
- Increasing average deal size
- Cross-sell pipeline growing, 40+ opportunities

1 Legacy TDOC data through Nov'20 YTD

Recent client wins

Farm Bureau Health Plans
Whirlpool
WellCare
Truist
Vitas Healthcare
GuideWell
Lowe's
Tyson
Geisinger
Johns Hopkins Medicine
Stony Brook Medicine
Danica Pension
Empire Life
Salud
Telefónica

InTouch Cross-Sell
LVGO Cross-Sell

Still only scratching the surface: US membership whitespace

We have significant room to grow within existing Teladoc client relationships across both telehealth and chronic condition products

US telehealth member whitespace

Room to acquire more telehealth members through existing customer relationships and via new logos

U.S. Population: **320M**



182M
Rest of Market
~73M
Teladoc members as of 3Q20
~65M
Potential users at current Teladoc clients

US diabetes + hypertension whitespace

Existing Teladoc relationships present significant opportunity to expand Livongo enrollees

U.S. Population with Diabetes or Hypertension: **70M**



~52M
Rest of Market
~18M
Potential users at current Teladoc clients
0.5M
Livongo enrollees as of 3Q20

Sources: Kaiser Family Foundation, AIS, CDC

Significant revenue opportunity in multiproduct cross-selling

US telehealth multiproduct adoption

% of US telehealth members with access to 1, 2 or 3+ products 2017 vs. 2020



5%
4%
91%
25%
18%
57%
3+ products
2 products
1 product
2017
2020

US chronic condition multiproduct adoption

% of clients with access to 1 or 2+ products
2017 vs. 2020



100%
27%
73%
2+ products
1 product
2017
2020

Multiproduct access improves business performance

Stickier Clients
5-point higher NPS for members >1 product
90%+ Client Retention

Member Engagement
60% higher utilization for clients with 3+ telehealth products

PMPM Growth
10%+ 3-year CAGR (through 3Q20)

Teladoc HEALTH

Consumer adoption and trust at scale driving lasting growth

Record number of new activations combined with high consumer satisfaction drives durable growth in utilization

Rate of people trying Teladoc is accelerating

New registration growth outpacing new member growth by 100%+ in 2020



100
80
60
40
20
0
U.S. Sponsored Population Cumulative Activated Base
2016
2017
2018
2019
2020

Flywheel dynamic fuels durable growth

Repeat visits from registered base of users, US sponsored population



+80% y/y
100
80
60
40
20
0
2017
2018
2019
2020

Consistent trend towards non-infectious disease supports broader use of Teladoc services

Visit mix, infectious vs non-infectious disease, US sponsored population



100%
75%
50%
25%
0%
2017
2018
2019
2020
Non ID
ID

Strong results position Teladoc Primary 360 for success

A new approach to primary care


Wellness & Prevention
Diagnose & Treat
Patient & Care Team
Monitor & Manage
Refer & Coordinate

Impressive initial outcomes

- **Early detection of chronic disease;** 50% of hypertension diagnoses are first time
- **>70 distinct diagnoses**
- **30% engagement, 95 NPS**
- **Top 5 concerns** (obesity, hypertension, anxiety / depression, MSK, diabetes) **can be addressed by Teladoc Health solutions**
- **Care coordination** to Teladoc services (~10%) and in-network specialists (~20%)

Early commercial traction

- New pilots with multiple partners as of January 2021

Compelling economic model provides revenue growth, visibility, and operating efficiency

Sustainable long-term growth

30-40% average annual revenue growth expected through 2023

High degree of visibility

80%+ of revenue on a subscription basis, **90%+** retention rate

Strong gross margin profile with growing operating leverage

Mid-60s gross margin, significant operating leverage opportunity

Low capital intensity business model

Strong expected cash flow generation

Teladoc HEALTH

Appendix

Reconciliation of EBITDA and Adjusted EBITDA to Net Loss

(in 000s)	Year Ended December 31, 2016	2017	2018	2019
Net loss	$ (74,216)	$ (106,782)	$ (97,084)	$ (98,864)
Add:				
Interest expense, net	2,588	17,491	26,112	29,013
Income tax benefit	510	(225)	118	(10,591)
Depreciation expense	2,176	3,771	4,057	3,382
Amortization expense	6,094	15,324	31,545	35,570
EBITDA	(62,848)	(70,421)	(35,252)	(41,490)
Stock-based compensation	7,723	30,597	43,769	66,702
Amortization of warrants and loss on extinguishment of debt	8,454	14,122	0	0
Gain on sale	0	0	(5,500)	0
Acquisition and integration related costs	6,959	13,196	10,391	6,620
Adjusted EBITDA	$ (39,712)	$ (12,506)	$ 13,408	$ 31,832

Teladoc HEALTH